================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K
                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported):  December 29, 1998






                              INKTOMI CORPORATION

            (Exact name of registrant as specified in its charter)



        DELAWARE                 000-24339                   94-3238130
(State of incorporation)   (Commission File Number)      (IRS Employer
                                                          Identification No.)



        1900 S. NORFOLK STREET, SUITE 310, SAN MATEO, CALIFORNIA 94403

            (Address of principal executive offices of Registrant)


                                (650) 653-2800
             (Registrant's telephone number, including area code)

================================================================================

Item 5.    Other Events
           ------------


     On December 29, 1998, Inktomi Corporation announced that its Board of Directors approved a two-for-one stock split of its common stock ("Common Stock"). Stockholders of record on January 12, 1999 will be issued a certificate representing one additional share of Common Stock for each share of Common Stock held on January 12, 1999. The payment date for this stock dividend will be on or about January 27, 1999.



Item 7.    Financial Statements and Exhibits
           ---------------------------------


          (c)    Exhibits


                 99.1 Press Release dated December 29, 1998 regarding the stock split

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INKTOMI CORPORATION


Dated:  December 29, 1998           By:  /S/ DAVID C. PETERSCHMIDT
                                         -------------------------------------
                                         David C. Peterschmidt, President and
                                         Chief Executive Officer